PRINCIPAL REAL ESTATE INCOME FUND

Principal Real Estate Fund Announces Notification of Sources of Distribution

DENVER – November 30, 2022 - The Principal Real Estate Income Fund (NYSE:PGZ) announces the sources of a distribution paid on November 30, 2022 of $0.1050 per share to shareholders of record at the close of business on November 15, 2022, pursuant to the Fund's managed distribution plan. This press release is issued as required by an exemptive order granted to the Fund by the U.S. Securities and Exchange Commission and includes the notice below sent to shareholders regarding the source of the distribution.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:	Per Share ($)%
Net Investment Income	0.0081	7.71%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0969	92.29%
Total (per common share)	0.1050	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:	Per Share ($)%
Net Investment Income	0.0081	7.71%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.0969	92.29%
Total (per common share)	0.1050	100.00%

The Fund estimates that it has distributed more than its income; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2022 federal income tax return. The final tax character of any distribution declared in 2022 will be determined in January 2023 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal YTD (11/1/21 – 10/31/22)
Annualized Distribution Rate as % of NAV^	9.84%
Cumulative Distribution Rate on NAV^	0.82%
Cumulative Total Return on NAV*	(21.36)%

Average Annual Total Return on NAV for the 5 Year Period Ended 10/31/2022**	(0.31)%

^	Based on the Fund’s NAV as of October 31, 2022.
*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2021 through October 31, 2022.
**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Please retain this document for your records.

ALPS Advisors, Inc. is the investment adviser to the Fund.

Principal Real Estate Investors LLC is the investment sub-adviser to the Fund. Principal Real Estate Investors LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

ALPS Portfolio Solutions Distributor, Inc. is the FINRA Member.

PRINCIPAL REAL ESTATE INCOME FUND

Principal Real Estate Fund Announces Notification of Sources of Distribution

DENVER – December 30, 2022 - The Principal Real Estate Income Fund (NYSE:PGZ) announces the sources of a distribution paid on December 30, 2022 of $0.1050 per share to shareholders of record at the close of business on December 15, 2022, pursuant to the Fund's managed distribution plan. This press release is issued as required by an exemptive order granted to the Fund by the U.S. Securities and Exchange Commission and includes the notice below sent to shareholders regarding the source of the distribution.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0643	61.24%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0407	38.76%
Total (per common share)	0.1050	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.0724	34.48%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.1376	65.52%
Total (per common share)	0.2100	100.00%

The Fund estimates that it has distributed more than its income; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2022 federal income tax return. The final tax character of any distribution declared in 2022 will be determined in January 2023 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal YTD (11/1/22 – 11/30/22)
Annualized Distribution Rate as % of NAV^	9.58%
Cumulative Distribution Rate on NAV^	0.80%
Cumulative Total Return on NAV*	3.70%

Average Annual Total Return on NAV for the 5 Year Period Ended 11/30/2022**	0.12%

^	Based on the Fund’s NAV as of November 30, 2022.
*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2022 through November 30, 2022.
**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Please retain this document for your records.

ALPS Advisors, Inc. is the investment adviser to the Fund.

Principal Real Estate Investors LLC is the investment sub-adviser to the Fund. Principal Real Estate Investors LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

ALPS Portfolio Solutions Distributor, Inc. is the FINRA Member.

Media Contact:

Christopher Murphy*

Head of Advisor Marketing

SS&C ALPS Advisors

720.277.7861

Christopher.murphy@alpsinc.com

*	Registered Representative of ALPS Distributors, Inc.

###

PRE000359 11/30/2023

PRINCIPAL REAL ESTATE INCOME FUND

Principal Real Estate Fund Announces Notification of Sources of Distribution

DENVER – January 31, 2023 - The Principal Real Estate Income Fund (NYSE:PGZ) announces the sources of a distribution paid on January 31, 2023 of $0.1050 per share to shareholders of record at the close of business on January 13, 2023, pursuant to the Fund's managed distribution plan. This press release is issued as required by an exemptive order granted to the Fund by the U.S. Securities and Exchange Commission and includes the notice below sent to shareholders regarding the source of the distribution.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0644	61.33%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0406	38.67%
Total (per common share)	0.1050	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.1368	43.43%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.1782	56.57%
Total (per common share)	0.3150	100.00%

The Fund estimates that it has distributed more than its income; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2023 federal income tax return. The final tax character of any distribution declared in 2023 will be determined in January 2024 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal YTD (11/1/22 – 12/31/22)
Annualized Distribution Rate as % of NAV^	10.02%
Cumulative Distribution Rate on NAV^	1.67%
Cumulative Total Return on NAV*	0.12%

Average Annual Total Return on NAV for the 5 Year Period Ended 12/31/2022**	-0.87%

^	Based on the Fund’s NAV as of December 31, 2022.
*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2022 through December 31, 2022.
**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Please retain this document for your records.

ALPS Advisors, Inc. is the investment adviser to the Fund.

Principal Real Estate Investors LLC is the investment sub-adviser to the Fund. Principal Real Estate Investors LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

ALPS Portfolio Solutions Distributor, Inc. is the FINRA Member.

Media Contact:

Christopher Murphy*

Director of Marketing

SS&C ALPS Advisors

720.277.7861

christopher.murphy@sscinc.com

*	Registered Representative of ALPS Distributors, Inc.

###

PRE000366 01/31/2024

PRINCIPAL REAL ESTATE INCOME FUND

Principal Real Estate Fund Announces Notification of Sources of Distribution

DENVER – February 28, 2023 - The Principal Real Estate Income Fund (NYSE:PGZ) announces the sources of a distribution paid on February 28, 2023 of $0.1050 per share to shareholders of record at the close of business on February 10, 2023, pursuant to the Fund's managed distribution plan. This press release is issued as required by an exemptive order granted to the Fund by the U.S. Securities and Exchange Commission and includes the notice below sent to shareholders regarding the source of the distribution.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.1050	100.00%
Total (per common share)	0.1050	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.1368	32.57%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.2832	67.43%
Total (per common share)	0.4200	100.00%

The Fund estimates that it has distributed more than its income; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2023 federal income tax return. The final tax character of any distribution declared in 2023 will be determined in January 2024 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal YTD (11/1/22 – 1/31/23)
Annualized Distribution Rate as % of NAV^	9.89%
Cumulative Distribution Rate on NAV^	2.47%
Cumulative Total Return on NAV*	2.39%

Average Annual Total Return on NAV for the 5 Year Period Ended 1/31/2023**	-0.52%

^	Based on the Fund’s NAV as of January 31, 2023.
*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2022 through January 31, 2023.
**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Please retain this document for your records.

ALPS Advisors, Inc. is the investment adviser to the Fund.

Principal Real Estate Investors LLC is the investment sub-adviser to the Fund. Principal Real Estate Investors LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

ALPS Portfolio Solutions Distributor, Inc. is the FINRA Member.

Media Contact:

Christopher Murphy*

Director of Marketing

SS&C ALPS Advisors

720.277.7861

christopher.murphy@sscinc.com

*	Registered Representative of ALPS Distributors, Inc.

###

PRE000369 2/28/2024

PRINCIPAL REAL ESTATE INCOME FUND

Principal Real Estate Fund Announces Notification of Sources of Distribution

DENVER – March 31, 2023 - The Principal Real Estate Income Fund (NYSE:PGZ) announces the sources of a distribution paid on March 31, 2023 of $0.1050 per share to shareholders of record at the close of business on March 17, 2023, pursuant to the Fund's managed distribution plan. This press release is issued as required by an exemptive order granted to the Fund by the U.S. Securities and Exchange Commission and includes the notice below sent to shareholders regarding the source of the distribution.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0548	52.19%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0502	47.81%
Total (per common share)	0.1050	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.1916	36.50%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.3334	63.50%
Total (per common share)	0.5250	100.00%

The Fund estimates that it has distributed more than its income; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations, which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2023 federal income tax return. The final tax character of any distribution declared in 2023 will be determined in January 2024 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal YTD (11/1/22 – 2/28/23)
Annualized Distribution Rate as % of NAV^	10.34%
Cumulative Distribution Rate on NAV^	3.45%
Cumulative Total Return on NAV*	-0.64%

Average Annual Total Return on NAV for the 5 Year Period Ended 2/28/2023**	-0.60%

^	Based on the Fund’s NAV as of February 28, 2023.
*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2022 through February 28, 2023.
**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Please retain this document for your records.

ALPS Advisors, Inc. is the investment adviser to the Fund.

Principal Real Estate Investors LLC is the investment sub-adviser to the Fund. Principal Real Estate Investors LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

ALPS Portfolio Solutions Distributor, Inc. is the FINRA Member.

Media Contact:

Christopher Murphy*

Director of Marketing

SS&C ALPS Advisors

720.277.7861

christopher.murphy@sscinc.com

*	Registered Representative of ALPS Distributors, Inc.

###

PRE000372 3/31/2024

PRINCIPAL REAL ESTATE INCOME FUND

Principal Real Estate Fund Announces Notification of Sources of Distribution

DENVER – April 28, 2023 - The Principal Real Estate Income Fund (NYSE:PGZ) announces the sources of a distribution paid on April 28, 2023 of $0.1050 per share to shareholders of record at the close of business on April 14, 2023, pursuant to the Fund's managed distribution plan. This press release is issued as required by an exemptive order granted to the Fund by the U.S. Securities and Exchange Commission and includes the notice below sent to shareholders regarding the source of the distribution.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0571	54.38%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0479	45.62%
Total (per common share)	0.1050	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.2487	39.48%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.3813	60.52%
Total (per common share)	0.6300	100.00%

The Fund estimates that it has distributed more than its income; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations, which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2023 federal income tax return. The final tax character of any distribution declared in 2023 will be determined in January 2024 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal YTD (11/1/22 – 3/31/23)
Annualized Distribution Rate as % of NAV^	11.02%
Cumulative Distribution Rate on NAV^	4.59%
Cumulative Total Return on NAV*	-6.25%

Average Annual Total Return on NAV for the 5 Year Period Ended 3/31/2023**	-2.12%

^	Based on the Fund’s NAV as of March 31, 2023.
*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2022 through March 31, 2023.
**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Please retain this document for your records.

ALPS Advisors, Inc. is the investment adviser to the Fund.

Principal Real Estate Investors LLC is the investment sub-adviser to the Fund. Principal Real Estate Investors LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

ALPS Portfolio Solutions Distributor, Inc. is the FINRA Member.

Media Contact:

Christopher Murphy*

Director of Marketing

SS&C ALPS Advisors

720.277.7861

christopher.murphy@sscinc.com

*	Registered Representative of ALPS Distributors, Inc.

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PRE000376 4/30/2024